May 3, 1996



James V. Bradham
President & CEO
American Bank of Commerce
4425 Spring Mountain Road
Las Vegas, Nevada    89102

Dear Jim:

Thank you for taking time yesterday to come to Sheridan. Both Judi and I enjoyed seeing you. I'm pleased to accept employment with American Bank of Commerce under the following terms:

         1.    Title:    Senior Executive Vice President
                         and C.O.O. with a position on
                         the Board of Directors

         2.    Salary:   Annual Base Salary - $125,000

         3.    Signing Bonus:    To include relocation expenses - $25,000

         4.    Stock Options:    5,000 shares with strike price to be
                                 determined by 7/01/96

         5.    SARs:    5,000 SARs

         6.    Employment Contract: In the event of change in control within two years of employment date, 1 year annual
                                    base pay or the equivalent of a 10 year
                                    Senior Management payment benefit which
                                    ever may be greater. Actual contract to be completed by Gary Findley and signed by employment date.

         7.    Participation in Executive Bonus Program
               1996:    Bonus Compensation to be the same
                        as the highest of any Executive Vice President.


         8.    Vacation:    Benefit to be the same as a 10 year
                            member of senior management.

         9.    Other:    Bank will provide an automobile, Country Club
                         membership, and group family medical plan coverage as soon as eligible.

Jim, I hope this meets with your approval. If you wish to make any changes or discuss, please call.

Signed:                                              Accepted:


/s/Bruce E. Hendricks                                /s/James V. Bradham
-----------------------------                        ---------------------------
Bruce E. Hendricks                                   James V. Bradham



Date: May 3, 1996                                   Date: May 3, 1996

                           MEMORANDUM OF UNDERSTANDING



June 20, 1996



In the event that  change of control of the  company  (as  defined in the Option
Plan) occurs before June 18, 1998, and Bruce Hendricks does not accept employment with the acquiring firm, he is entitled to one year base pay, or severance benefits equal to a member of senior management with ten (10) years seniority, whichever is greater.



/s/Bruce E. Hendricks                                /s/James V. Bradham
-----------------------------                        ---------------------------
Bruce E. Hendricks                                   James V. Bradham
Senior Executive Vice President &                    President
 Chief Operating Officer